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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)           SEPTEMBER 13, 2000
                                                 ------------------------------



                               SOUND ADVICE, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

        0-15194                                        59-1520531
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(Commission File Number)                    (IRS Employer Identification No.)




                            1901 TIGERTAIL BOULEVARD
                              DANIA, FLORIDA 33004
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code           (954) 922-4434
                                                   -----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.         OTHER EVENTS

         On September 13, 2000, the Board of Directors of Sound Advice, Inc. ("Registrant") amended its 1997 Common Stock Purchase Rights Agreement (the "Rights Agreement") to increase the price at which the Rights under the Rights Agreement are initially exercisable from $12.00 per share to $50.00 per share of the Registrant's common stock.

         Reference is made to the First Amendment to Rights Agreement filed as
Exhibit 4.1 hereto. The First Amendment set forth in Exhibit 4.1 is hereby incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

  EXHIBIT
   NUMBER                               DESCRIPTION
   ------                               -----------

     4.1 First Amendment to Rights Agreement, dated as of September 13, 2000, between the Registrant and American Stock Transfer & Trust Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SOUND ADVICE, INC.

Dated:  September 14, 2000             By: /s/ KENNETH L. DANIELSON
                                          -------------------------------------
                                          Kenneth L. Danielson,
                                          Chief Financial Officer and Treasurer




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                                INDEX TO EXHIBITS

 EXHIBIT
  NUMBER                        EXHIBIT DESCRIPTION                       PAGE
  ------                        -------------------                       ----

     4.1 First Amendment to Rights Agreement, dated as of September 13, 2000, between the Registrant and American Stock Transfer &
                Trust Company